UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 19, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

Payment of Promissory Note

On January 11, 2008, Momentum Biofuels, Inc. ("the Company") made final payment on the outstanding $400,000 promissory note held by Ultimate Investment Corp ("Ultimate"). The promissory note had an issue date of June 30, 2006 and had been accruing interest at a rate of 12% per annum, at the default rate. The final payment was $319,792, cash, including accrued interest of $3,901.

The promissory note had an original due date of September 29, 2006. In April 2007, the Company entered into a Forebearance Agreement with Ultimate, which extended the due date to December 31, 2007. Ultimate agreed to extend the due date to January 15, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             MOMENTUM BIOFUELS, INC.


                        By:/s/ Gregory A. Enders
                        ------------------------
                               Gregory A. Enders, President and
                               Chief Executive Officer


 Date: February 21, 2008